SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) June 12, 2002
                                                         --------------

                     SEACOAST BANKING CORPORATION OF FLORIDA
               (Exact Name of Registrant as Specified in Charter)


            Florida                    1-13660                 59-2260678
----------------------------    --------------------       ------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number            Identification No.)



          815 Colorado Avenue, Stuart, FL                        34994
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     (Address of Principal Executive Offices)                  (Zip Code)


          Registrant's telephone number, including area code (772) 287-4000
                                                             ---------------

Item 9.           Regulation FD Disclosure

     Information   regarding  the  Registrant's   formation  of  Seacoast  Asset
Management, LLC is furnished herein as Regulation FD disclosure.

     This filing  contains  "forward-looking  statements"  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

     Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

     You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "point to", "project", "could", "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses, and the risks of mergers and acquisitions, including, without limitation, the related costs, including integrating operations as part of these transactions, and the failure to achieve the expected gains, revenue growth and/or expense savings from such transactions.

     All written or oral forward looking statements attributable to the Company are expressly qualified in their entirety by this Cautionary Notice including, without limitation, those risks and uncertainties, described in the Company's annual report on Form 10- K for the year ended December 31, 2001 under "Special Cautionary Notice Regarding Forward Looking Statements", and otherwise in the Company's SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including the SEC's website at http://www.sec.gov.

     As Regulation FD disclosure, the Registrant furnishes its press release, dated June 12, 2002, as Exhibit 99.1.


Exhibit No.            Document Description

  99.1      Press Release announcing formation of Seacoast Asset Management, LLC

  99.2      Additional 8-K information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SEACOAST BANKING CORPORATION OF FLORIDA


     Date:   June 17, 2002          By:    /s/William R. Hahl
                                           -----------------------------
                                           William R. Hahl
                                           Executive Vice President & CFO

                                                                    EXHIBIT 99.1

     NEWS RELEASE                                          Dennis S. Hudson, III
                                           President and Chief Executive Officer
                                         Seacoast Banking Corporation of Florida
                                                                    772-288-6086

                                                             Nola Maddox Falcone
                                       President and Chief Investment Strategist
                                                  Seacoast Asset Management, LLC
                                                                    772-221-2651

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               SEACOAST FORMS NEW INVESTMENT MANAGEMENT AFFILIATE

      Acclaimed Wall Street fund advisor moves to Florida's Treasure Coast


STUART, FL., June 12, 2002 - Nola Maddox Falcone, CFA, and First National Bank and Trust Company of the Treasure Coast, the operating subsidiary of Seacoast Banking Corporation of Florida (NASDAQ-NMS:SBCF), announced today the formation of Seacoast Asset Management, LLC to be headed by the Wall Street veteran. Ms. Falcone is a 30-year veteran in the investment industry having served as Co-CEO of Evergreen Asset Management Corporation, investment manager of the Evergreen Funds, a mutual fund complex that was purchased by First Union Corporation in 1994. During her 22-year tenure with Evergreen and First Union, assets under management grew to over $14 billion.

The partnership will bring Ms. Falcone's well-known investment management expertise to work with First National Bank's Financial Services Group. The group currently manages brokerage, investment and fiduciary relationships representing over $600 million in client assets. The new firm will also provide additional resources to further expand upon Ms. Falcone's asset management capabilities. She is the principal/founder of NMF Asset Management in White Plans, New York, which will become part of Seacoast Asset Management, providing investment management to institutions, such as pensions and charitable foundations, and high net worth individuals. The firm will specialize in small cap value and multi cap products. Ms. Falcone previously originated and managed The Evergreen Small Cap Value Fund, which had a five-star ranking through most of her management tenure, and The Evergreen Income and Growth Fund over a 20 year period. The latter fund, designed for retirees, concentrated on long-term growth, yield and low volatility.

As one of Wall Street's foremost money managers, Ms. Falcone has regularly appeared in the media and was named by Barron's as one of the 100 Best Fund Managers for two years (1997 and 1998). Stories highlighting her investment strategies have appeared on CNN, CNBC and in The New York Times, Town & Country, Morningstar, Financial World, USA Today, Barron's, Money, Ladies' Home Journal and Business Week. Her career began as a trust investment officer with Chase Manhattan Bank in New York.

Commenting on the announcement, Ms. Falcone said, "I am delighted to partner with Seacoast, a company with a solid reputation, an impressive balance sheet, dedicated management, and a loyal, growing customer base."

Ms. Falcone brings a balanced approach to portfolio management, minimizing risk and focusing on long-term performance. "Although investors may now take a more conservative approach in light of the recent economic turmoil in the U.S., I believe that reducing risk has been and will continue to be the key to long term success," comments Falcone. "I believe in original research to search for opportunities where the risk and reward outlook is attractive."

Seacoast President and CEO Dennis S. Hudson III said, "This is an exciting opportunity to grow with the Treasure Coast market and its ever-expanding investment needs. Teaming up with Ms. Falcone is an innovative solution for our investment clients who demand expert advice. It provides the best of both worlds, bringing the flavor and experience of Wall Street combined with our local presence and superior levels of service."


Seacoast will host a conference call at 3:30 p.m. (EDT) today. The call will be available at 1-888-400-7917, using the pass code #1956326. For those who are unable to listen to the live conference call, a replay will be available from 6:30 p.m. on June 12, 2002 until 8:00 p.m. on June 19, 2002, by dialing 1-703-925-2474, pass code #1956326.

Seacoast Banking Corporation of Florida has approximately $1.2 billion in assets. It is one of the largest independent commercial banking organizations in Florida, headquartered on Florida's Treasure Coast, one of the wealthiest and fastest growing areas in the nation.

                                                                    EXHIBIT 99.2




ADDITION DISCLOSURE ON THE TRANSACTION FORMING SEACOAST ASSET MANAGEMENT, LLC

Ownership

     Seacoast's wholly owned subsidiary bank, First National Bank and Trust Company of the Treasure Coast (the "Bank"), has contributed capital representing a 55 percent ownership interest, and Nola Maddox Falcone has contributed capital representing a 45 percent ownership interest in Seacoast Asset Management, LCC.

     The Bank has been granted, the right to acquire additional ownership interests at certain times in the future.